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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 19, 2001


                               Saul Centers, Inc.
             (Exact name of registrant as specified in its charter)


          Maryland                    1-12254                      52-1833074
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer Identification
      of Incorporation)                                              Number)


8401 Connecticut Avenue, Chevy Chase, Maryland                   20815
----------------------------------------------                 ----------
(Address of Principal Executive Offices)                       (Zip Code)

                                (301) 986-6200
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

     Attached is a press release issued by the Registrant on November 19, 2001. The press release is incorporated herein by this reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           SAUL CENTERS, INC.

                           By:   /s/  Scott V. Schneider
                                 -----------------------
                                 Scott V. Schneider
                                 Senior Vice President and Chief Financial
                                 Officer

Dated:  November 19, 2001

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                                 EXHIBIT INDEX


    Exhibit No.                             Description
    -----------                             -----------

       99.1          Press Release, Dated November 19, 2001

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